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                                                                     EXHIBIT 1.1

                                TRIBUNE COMPANY

                            Underwriting Agreement


                                                               Chicago, Illinois
                                                               __________, 199__

[Identity and Address
of Representatives]

Dear Sirs:

     Tribune Company, a Delaware corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), the principal amount of its securities identified in Schedule I hereto [1: (the "Securities")] [2:
(the "Purchased Debt Securities")]/1/, to be issued under an indenture dated as of __________, 1997, between the Company and Bank of Montreal Trust Company, as trustee (the "Trustee"), as supplemented to the date hereof (the "Indenture") [2: and the Company's warrants identified in Schedule I hereto (the "Warrants") to be issued under a warrant agreement to be dated as of ____________, 19___, between the Company and ______________________________, as warrant agent (the "Warrant Agreement"), which Warrants shall be exercisable to purchase the additional securities identified in Schedule I hereto, which securities shall have the same terms and interest rate as the Purchased Debt Securities (the "Warrant Debt Securities") to be issued under the Indenture. Each _____________ principal amount of the Purchased Debt Securities and _______________ Warrant[s] are hereinafter called a "Unit", and the Units and the Warrant Debt Securities are hereinafter called the "Securities"]. If the firm or firms listed in
Schedule II hereto include only the firm or firms listed as the Representatives in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

     1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter that:

          (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such Form (the file number of which is set forth in Schedule I hereto), which has become effective, for the registration under the Act of the Securities. Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with said Rule. The Company proposes to file with the Commission pursuant to Rule 424 under the Act a supplement to the form of prospectus included in such registration statement relating to the Securities and the plan of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Company to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement is hereinafter called the "Registration Statement"; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Basic Prospectus"; and such supplemented form of prospectus, in the

------------------------------
/1/  Bracketed language should be inserted as follows:
     1: If only debt securities are to be sold; and 2: If debt securities and warrants are to be sold together in Units.

     form in which it shall be filed with the Commission pursuant to Rule 424 (including the Basic Prospectus as so supplemented) is hereinafter called the "Final Prospectus". Any preliminary form of the Final Prospectus, which has heretofore been filed pursuant to Rule 424 is hereinafter called the "Preliminary Final Prospectus." Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

          (b)(i) As of the date hereof, (ii) when the Final Prospectus is first filed or transmitted for filing pursuant to Rule 424 under the Act, (iii) when, prior to the Closing Date (as hereinafter defined in Section 3), any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), (iv) when any supplement to the Final Prospectus is filed with the Commission and (v) at the Closing Date: (x) the Registration Statement, as amended as of any such time, and the Final Prospectus, as amended or supplemented as of any such time, and the Indenture will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Exchange Act and the respective rules thereunder, (y) the Registration Statement, as amended as of any such time, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and (z) the Final Prospectus, as amended or supplemented as of any such time, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (x) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee or (y) any information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Registration Statement and the Final Prospectus.

          (c)  As of the date hereof and at the Closing Date:

               (i) each of the Company and Chicago Tribune Company, Sentinel Communications Company, Sun-Sentinel Company and Tribune Broadcasting Company (individually, a "Designated Subsidiary" and collectively, the "Designated Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Basic Prospectus (as of the date hereof) or the Final Prospectus (as of the Closing Date), and is duly qualified or licensed to do business as a foreign corporation and is in good standing under the laws of each jurisdiction where the character of the properties owned or leased or the nature of the activities conducted by such corporations, respectively, makes such qualifications or licensing necessary, and where the failure to be so qualified or licensed might materially adversely affect the financial condition, assets, operations or prospects of the Company and its subsidiaries considered as one enterprise;

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               (ii)  all the outstanding shares of capital stock of each
          Designated Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Basic Prospectus (as of the date hereof) or the Final Prospectus (as of the Closing Date), all outstanding shares of capital stock of the Designated Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and any other security interests, claims, liens or encumbrances;

               (iii) the Indenture has been duly authorized, executed and delivered and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law)); the Indenture has been duly qualified under the Trust Indenture Act; and the [1:
          Securities] [2: Units] have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof, will constitute legal, valid and binding obligations of the Company, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws of general applicability relating to or affecting the enforcement of creditor's rights or by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and will be entitled to the benefits of the Indenture;

               (iv) the financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Basic Prospectus (as of the date hereof) or the Final Prospectus (as of the Closing Date) present fairly the financial position of the Company and such consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; except as stated therein, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis;

               (v) to the best knowledge of the Company, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Designated Subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Basic Prospectus (as of the date hereof) or the Final Prospectus (as of the Closing Date), and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Basic Prospectus (as of the date hereof) or the Final Prospectus (as of the Closing Date), or to be filed as an exhibit, which is not described or filed as required;

               (vi) this Agreement has been duly authorized, executed and delivered by the Company;

               (vii) no consent, approval, authorization or order of any court or governmental agency or body, domestic or foreign, is required for the consummation of the transactions contemplated herein except such as have been obtained under the Act and such as may be obtained under the blue sky laws of any jurisdiction in connection with the sale of the [1: Securities] [2: Notes] as contemplated by this Agreement and such other approvals as have been obtained; and

               (viii) none of the execution of the Indenture, the issuance and sale of the [1: Securities] [2: Notes], the consummation of any other of the transactions herein contemplated or the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument to which the Company or any of the Designated Subsidiaries is a party or bound, or any order, decree, rule or regulation known to the Company to be applicable to the Company or any of its subsidiaries of

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          any court, regulatory body, administrative agency, governmental body or arbitrator, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries.

          (d) The Company confirms as of the date hereof, and at the Closing Date, that the Company is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Basic, Preliminary Final or the Final Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

     2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in
Schedule I hereto, the [1: principal amount of the Securities] [2: number of Units] set forth opposite such Underwriter's name in Schedule II hereto except that, if Schedule I hereto provides for the sale of [1: Securities] [2: Units] pursuant to delayed delivery arrangements, the respective [1: principal amounts of Securities] [2: numbers of Units] to be purchased by the Underwriters shall be as set forth in Schedule II hereto less the respective amounts of Contract Securities determined as provided below. [1: Securities] [2: Units] to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and [1: Securities] [2: Units] to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities".

     If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase [1: Securities] [2: Units] from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of Schedule III hereto but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in Schedule I hereto of the [1: principal amount of the Securities] [2: number of units] for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum [1: principal amount] [2: number] set forth in Schedule I hereto and the [1: aggregate principal amount] [2: number] of Contract Securities may not exceed the maximum aggregate [1: principal amount] [2: number] set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The [1: principal amount of Securities] [2: number of Units] to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total
[1: principal amount] [2: number] of Contract Securities as the [1: principal amount of Securities] [2: number of Units] set forth opposite the name of such Underwriter bears to the aggregate [1: principal amount] [2: number] set forth in Schedule II hereto, except to the extent that you as Representatives determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total [1: principal amount of Securities] [2: number of Units] to be purchased by all Underwriters shall be the aggregate [1: principal amount] [2: number] set forth in Schedule II hereto less the aggregate principal amount of Contract Securities.

     3. Delivery and Payment. Delivery of and payment for the Underwriters' Securities shall be made at the location, in the currency, on the date and at the time specified in Schedule I hereto (or such later date not later than five business days after such specified date as the Representatives shall designate), which date and time may be postponed by agreement between the Representatives and the Company as provided in Section 8 hereof (such date and

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time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks payable (or wire transfer) in immediately available (same day) funds. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Representatives may request not less than three full business days in advance of the Closing Date.

     The Company agrees to have the Underwriters' Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 p.m. on the business day prior to the Closing Date, except as otherwise provided in Schedule I hereto.

     4.   Agreements.  The Company agrees with the several Underwriters that:

          (a) Prior to the termination of the offering of the [1: Securities] [2: Units], the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus) to the Basic Prospectus [2: , and prior to the exercise or expiration of all the Warrants, the Company will not file any such amendment or supplement relating to the Warrant Debt Securities,] unless the Company has furnished to the Representatives for their review a copy thereof prior to filing. Subject to the foregoing sentence, the Company will cause the Final Prospectus to be filed (or transmitted for filing) with the Commission pursuant to Rule 424. The Company will promptly advise the Representatives
     (i) when the Final Prospectus shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424, (ii) when any amendment to the Registration Statement relating to the Securities shall have become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Final Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of [2: any of] the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Final Prospectus to comply with the Act, the Exchange Act or the Trust Indenture Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the first sentence of subparagraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

          (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements (which need not be audited) of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) The Company will furnish to each of the Representatives and to counsel for the Underwriters, without charge, one signed copy of the Registration Statement (including exhibits thereto) and to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and each amendment thereto which shall become effective on or prior to the Closing Date and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Final Prospectus and the Final Prospectus and any amendments thereof and supplements thereto as the

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     Representatives may reasonably request. The Company will pay the expenses of printing all documents relating to the offering.

          (e) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities, will arrange for the determination of the legality of the Securities for purchase by institutional investors and will pay the fee of the National Association of Securities Dealers, Inc., if any, in connection with its review of the offering; provided, however, that the Company shall not be required to effect or maintain any such qualification in any jurisdiction that would result in it having to execute or file a general consent to service of process under the laws of such jurisdiction or to qualify to do business as a foreign corporation in such jurisdiction.

          (f) Until the business day following the Closing Date, the Company will not, without the consent of the Representatives, offer, sell or contract to sell, or announce the offering of, any debt securities or warrants to purchase debt securities covered by the Registration Statement or any other registration statement filed under the Act.

     5. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date (including the filing of any document incorporated by reference therein) and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and the Final Prospectus shall have been filed or transmitted for filing with the Commission pursuant to Rule 424 not later than 5:00 p.m., New York City time, on the business day following the date hereof.

          (b) The Company shall have furnished to the Representatives the opinion of Sidley & Austin, special counsel for the Company, dated the Closing Date, to the effect that:

               (i) each of the Company and the Designated Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporation power and authority to own its properties and conduct its business as described in the Final Prospectus;

               (ii) all the outstanding shares of capital stock of each Designated Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, to the knowledge of such counsel, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of the Designated Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any security interests, claims, liens or encumbrances;

               (iii) the Securities and the Indenture conform in all material respects to the description thereof contained in the Final Prospectus; the holders of outstanding shares of capital stock of the Company are not entitled to rights to subscribe for the Securities;

               (iv) the Indenture [2: and the Warrant Agreement] has [2: have] been duly authorized, executed and delivered by the Company, and constitute[s a] legal, valid and

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          binding instrument[s] enforceable against the Company in accordance with [1: its] [2: their] terms except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws of general applicability relating to or affecting the enforcement of creditors' rights or by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); the Indenture has been duly qualified under the Trust Indenture Act; and the Securities have been duly authorized and, when executed and authenticated [2: or countersigned] in accordance with the provisions of the Indenture [2: or the Warrant Agreement, as the case may be,] and the procedures adopted by the Special Committee thereof and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, [2: or by the purchasers thereof pursuant to the Warrant Agreement, in the case of the Warrant Debt Securities] will constitute legal, valid and binding obligations of the Company except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws of general applicability relating to or affecting the enforcement of creditors' rights or by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and will be entitled to the benefits of the Indenture [2: or the Warrant Agreement, as the case may be];

               (v) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Designated Subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required; and the statements included or incorporated in the Final Prospectus with respect to any such action, suit, proceeding, franchise, contract or other document fairly summarize the matters required to be disclosed or described;

               (vi) the Registration Statement and any amendments thereto have become effective under the Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement, as amended, has been issued, no proceedings for that purpose have been instituted or threatened; the Registration Statement, the Final Prospectus and each amendment thereof or supplement thereto as of their respective effective or issue dates (other than the financial statements, financial data, statistical data and supporting schedules included or incorporated by reference therein, as to which such counsel need express no opinion) complied as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and although such counsel has not independently verified, is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of statements contained in the Registration Statement or any amendment thereof or the Final Prospectus or any amendment or supplement thereof, except as noted above, nor has such counsel verified the computation or compilation of financial statements and other financial data, nothing has come to such counsel's attention which causes such counsel to believe that the Registration Statement or any amendment thereof (other than the financial statements, financial data, statistical data and supporting schedules, as to which such counsel need express no belief), at the time it became effective and at the date of this Agreement, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus, as amended or supplemented (other than the financial statements, financial data, statistical data and supporting schedules, as to which such counsel need express no belief), at the Closing Date, includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (vii) this Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company;

               (viii) no consent, approval, authorization or order of any court or governmental agency or body, domestic or foreign, is required for the consummation of the transactions contemplated herein or in any Delayed Delivery Contracts except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

               (ix) neither the execution of the Indenture, the issuance and sale of the Securities, nor the consummation of any other of the transactions herein contemplated or the fulfillment of the terms hereof or of any Delayed Delivery Contracts will result in a breach of, or constitute a default under, the charter or by-laws of the Company or the terms of any indenture or other material agreement or instrument known to such counsel and to which the Company or any of its Designated Subsidiaries is a party or bound, or any order, decree, rule or regulation known to such counsel to be applicable to the Company or any of its Designated Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator, domestic or foreign, having jurisdiction over the Company or any of its Designated Subsidiaries;

               (x) no holders of outstanding securities of the Company have rights to the registration of such securities under the Registration Statement; and

               (xi) if the Securities are to be listed on any stock exchange, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company has filed a preliminary listing application and all required supporting documents with respect to the Securities with such stock exchange and such counsel has no reason to believe that the Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution.

          Such counsel may limit its opinion to matters involving the application of the laws of the State of Illinois or the United States or the General Corporation Law of the State of Delaware and, in rendering such opinion, may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

          (c) The Representatives shall have received from Mayer, Brown & Platt, counsel for the Underwriters, such opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, any Delayed Delivery Contracts, the Registration Statement, the Final Prospectus [2: , the Warrant Agreement] and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (d) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board, the President or any Vice President and by the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, the Indenture [2: , the Warrant Agreement] and this Agreement and that:

               (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

               (iii) since the date of the most recent financial statements included in the Final Prospectus, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus.

          (e) At the Closing Date, Price Waterhouse shall have furnished to the Representatives a letter or letters, dated as of the Closing Date, in form and substance satisfactory to the Representatives and Price Waterhouse, confirming that they are independent accountants with respect to Tribune Company within the meaning of the Act and the applicable published rules and regulations thereunder, and stating in effect that:

               (i) in their opinion, the consolidated financial statements (including financial schedules) of the Company and its subsidiaries examined by and reported on by them and included or incorporated by reference in the Registration Statement and the Final Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations thereunder with respect to registration statements on Form S-3;

               (ii) on the basis of procedures of review in accordance with standards established by the American Institute of Certified Public Accountants (but not an audit in accordance with generally accepted auditing standards) consisting of:

                    (a) reading the minutes of meetings of stockholders and the
               Board of Directors of the Company as set forth in the minute books through a specified date not more than five business days prior to the date of delivery of such letter;

                    (b) reading the latest available unaudited interim
               consolidated financial data of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement or the Final Prospectus and the latest unaudited interim financial data made available by the Company and its subsidiaries; and

                    (c) making inquiries of certain officials of the Company who have responsibilities for financial and accounting matters regarding the specific items for which representations are requested below;

          nothing has come to their attention as a result of the foregoing procedures that caused them to believe that:

                    (1) the unaudited interim consolidated financial data of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Final Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations thereunder;

                    (2) any material modifications should be made to said unaudited consolidated financial data of the Company and its consolidated subsidiaries for it to be in conformity with generally accepted accounting principles;

                    (3)(a) with respect to the period subsequent to the date of the most recent financial statements (other than any capsule information), audited or unaudited, included or incorporated by reference in the Registration Statement and the Final Prospectus, at the date of the latest available interim financial data and at a specified date not more than five business days prior to the date of delivery of such letter, except as otherwise disclosed in the Final Prospectus or incorporated by reference and except when such data is not prepared by or available from the Company, there was any change in the common stock or long-term debt of the Company and its consolidated subsidiaries or any decreases in consolidated total assets, net current assets (working capital) or stockholders' investment as compared with amounts shown in the latest consolidated balance sheet included or incorporated by reference in the Registration Statement or the Final Prospectus or (b) for the period from the date of the most recent financial statements included or incorporated by reference in the Registration Statement or the Final Prospectus to a specified date not more than five business days prior to delivery of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated operating revenues, operating profit, income before income taxes or in the total or per-share amounts of net income, except in all instances for changes or decreases which the Registration Statement and the Final Prospectus disclose have occurred or may occur, or as set forth in such letter accompanied by an explanation thereof;

                    (4) with regard to the Company and its consolidated subsidiaries, the amounts included in any unaudited "capsule" information included or incorporated by reference in the Registration Statement or the Final Prospectus do not agree with the corresponding amounts in the audited or unaudited consolidated financial statements from which such amounts were derived or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus;

               (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries and subject to the Company's system of internal accounting controls relating to the preparation of the financial statements) set forth or incorporated by reference in the Registration Statement and the Final Prospectus, as amended or supplemented, including Exhibit 12 to the Registration Statement and the information included or incorporated in Items 1, 6 and 7 of the Company's Annual Report on Form 10-K and in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated by reference in any of the Company's Quarterly Reports on Form 10-Q, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

               (iv) if unaudited pro forma financial statements are included or incorporated by reference in the Registration Statement and the Final Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements were not properly compiled on the pro forma bases set forth in the notes thereto.

          References to the Registration Statement and the Final Prospectus in the paragraph (e) are to such documents as amended and supplemented at the date of the letter.

          (f) Subsequent to the date as of which information is given in the Registration Statement and the Final Prospectus, there shall not have been
     (i) any change or decrease specified in the letter referred to in paragraph
     (e) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Registration Statement and the Final Prospectus.

          (g) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act.

          (h) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          (i) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

          If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and their counsel, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

     6.   REIMBURSEMENT OF UNDERWRITERS' EXPENSES.  If the sale of the [1:
Securities] [2: Units] provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, including a default under Section 8, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including the reasonable fees and disbursements of Mayer, Brown & Platt) that shall have been reasonably incurred by them in connection with the proposed purchase and sale of the [1:
Securities] [2:  Units].

     7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof, or arises out of or is based upon the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee, and (ii) such indemnity with respect to the Basic Prospectus or any Preliminary Final Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as amended or supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the Basic Prospectus or any Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by on or behalf of such Underwriter through the Representatives specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (other than local counsel used principally to facilitate local litigation), approved by the Representatives in the case of paragraph (a) of this Section 7, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment (after all rights to appeal have been exhausted) for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel required to be paid by this Section 8(c), the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 90 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such aforesaid request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is a party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this
Section 7 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on grounds of policy or otherwise, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the [1: Securities] [2: Units] specified in Schedule I hereto and the Company is responsible for the balance; provided, however, that (y) in no case shall any Underwriter (except as may be provided in the agreement among underwriters relating to the offering of the [1: Securities] [2: Units]) be responsible for any amount in excess of the underwriting discount applicable to the [1: Securities] [2: Units]) purchased by such Underwriter hereunder and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contributions as the Company, subject in each case to clause (y) of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

     8. DEFAULT BY AN UNDERWRITER. If any one or more Underwriters shall fail to purchase and pay for any of the [1: Securities] [2: Units] agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the [1: principal amount of Securities] [2: number of Units] set forth opposite their names in Schedule II hereto bears to the aggregate [1: principal amount of Securities] [2: number of Units] set forth opposite the names of all the remaining Underwriters) the [1: Securities] [2: Units] which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate [1: principal amount of Securities] [2: number of Units] which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate [1: principal amount of Securities] [2: number of Units] set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the [1: Securities] [2: Units], and if such nondefaulting Underwriters do not purchase all the [1: Securities] [2: Units] this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

     9. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the [1: Securities] [2: Units], if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or
(iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable to market the [1: Securities] [2: Units].

     10. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Section 6 and 7 hereof shall survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

     11. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Tribune Company, 435 North Michigan Avenue, Chicago, Illinois 60611, attention of David J. Granat, Vice President and Treasurer (with a copy to the General Counsel of Tribune Company).

     12. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

     13. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

     14. COUNTERPARTS. This Agreement and any amendments hereto may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one agreement.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                                    Very truly yours,

                                                    TRIBUNE COMPANY


                                                    By:
                                                        ------------------------
                                                        Its:


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


[Signature of Representatives]


-------------------------------------------------
For themselves and the other several Underwriters named in Schedule II to the foregoing Agreement.

                                  Schedule I

Underwriting Agreement dated

Registration Statement No.

Representatives:

Title, Purchase Price and Description of [1:Securities]
     [2:  Purchased Debt Securities]
          Title:
          Principal amount and currency:
          Purchase price and currency (include accrued interest or amortization, if any):
          Sinking fund provisions:
          Redemption provisions:
          Other provisions:

     [2:  Title, Purchase
          Price and Description of Warrants:
          Title:
          Number:
          Warrant exerciseprice and currency:
          Purchase price and currency:
          Principal amount and currency of Warrant Debt Securities issuable upon exercise of one Warrant:
          Date after which Warrants are exercisable:
          Expiration Date:
          Detachable Date:
          Other Provisions:]

     [2:  Title and Description of Warrant Debt Securities:
          Title:
          Principal amount and currency;
          Sinking Fund Provisions:
          Redemption Provisions:
          Other Provisions]:

Closing Date, Time and Location:

Delayed Delivery Arrangements [if any]:

          Fee:
          Minimum principal amount of each contract: $
          Maximum aggregate principal amount of all contracts: $
          Modification of items to be covered by the letter[s] delivered pursuant to Section 5(e) at the time this Agreement is executed

                                  SCHEDULE II







                                   [1: Principal     [2: Number
                                       Amount of         of
                                   Securities to be  Units to be
          Underwriters                Purchased]     Purchased]
          ------------                ----------     ----------












                                  -------------    --------------

Total........................... $
                                  =============    ==============

                                 SCHEDULE III

                           Delayed Delivery Contract

[Identity and Address of Representatives]

Dear Sirs:

     The undersigned hereby agrees to purchase from Tribune Company (the "Company"), and the Company agrees to sell to the undersigned, on __________________, 19__ (the "Delivery Date"), [1: aggregate principal amount of the Company's ____________ (the "Securities") [2: (the "Purchased Debt Securities")] to be issued under an indenture dated as of __________, 1997, between the Company and Bank of Montreal Trust Company, as supplemented to the date hereof (the "Indenture") [2: and _______________ of the Company's _______________ (the "Warrants") to be issued under a warrant agreement [to be] dated as of ____________________, 19___, between the Company and _______________________________________, as warrant agent (the "Warrant
Agreement"), which Warrants shall be exercisable to purchase _____________ aggregate principal amount of additional securities, which securities shall have the terms and interest rate as of the Purchased Debt Securities, to be issued under the Indenture (the "Warrant Debt Securities"). Each principal amount of the Purchased Debt Securities and ___________ Warrant[s] are hereinafter called a "Unit".] [1: The Securities] [2: The Units and Warrant Debt Securities are] offered by the Company's Prospectus dated _____________, 19___, and related Prospectus Supplement dated _____________, 19___, receipt of a copy of which is hereby acknowledged. The [1: Securities] [2: Units] are offered, at a purchase price of [1: __% of the principal amount thereof, plus [accrued interest] [amortization of original issue discount], if any, thereon from ______________, 19___ to the date of payment and delivery,] [2: ____ per Unit] and on the further terms and conditions set forth in this contract.

     Payment for the [1: Securities] [2: Units] to be purchased by the undersigned shall be made on or before 11:00 a.m., New York City time, on the Delivery Date to or upon the order of the Company in Chicago Clearing House (next day) funds, at your office or at such other place as shall be agreed between the Company and the undersigned, upon delivery to the undersigned of the [1: Securities] [2: Units] in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the [1: Securities] [2: Units] will be registered in the name of the undersigned and issued in [a] denomination[s] equal to the aggregate [1: principal amount of Securities] [2: number of Units] to be purchased by the undersigned to the Delivery Date.

     The obligation of the undersigned to take delivery of and make payment for [1: Securities] [2: Units] on the Delivery Date, and the obligation of the Company to sell and deliver [1: Securities] [2: Units] on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (a) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (b) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such [1: principal amount of the Securities] [2: Units] as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus and Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the [1: Securities] [2: Units], and the obligation of the Company to cause the [1: Securities] [2: Units] to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the [1: Securities] [2: Units] pursuant to other contracts similar to this contract.

     This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

                                     III-1

     It is understood that the acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

     This agreement shall be governed by and construed in accordance with the laws of the State of New York.



                                             Very truly yours,


                                             -----------------------------------
                                                       (Name of Purchaser)

                                             By:
                                                --------------------------------
                                                (Signature and Title of Officer)



                                             -----------------------------------
                                                           (Address)



Accepted:

Tribune Company

By:
   ----------------------------
      (Authorized Signature)



                                     III-2